UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2006

UnitedHealth Group Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East , Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-936-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2006, the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of UnitedHealth Group Incorporated (the "Company") designated certain participants, including all executive officers of the Company, eligible to receive long term performance awards for the 2006-2008 performance period under the Company’s ongoing Executive Incentive Plan. Pursuant to the terms of the Executive Incentive Plan, the Committee also approved target performance awards, maximum performance awards and objective performance goals for the 2005-2007 performance period based on achievement of certain earnings per share amounts. These awards are subject to adjustment based on additional financial and non-financial objectives, such as growth in revenues and operating income, operating cash flows, operating margin, return on equity, quality, integrity and compliance, and timely progress on strategic initiatives.

The Committee also approved revised forms of stock option agreements and restricted stock agreements and approved forms of SAR agreement for officers and directors under the Company’s 2002 Stock Incentive Plan, each of which is attached as an exhibit to this Form 8-K and incorporated herein by reference. The Committee also approved providing substantially all holders of outstanding stock options of the Company the ability to elect to exercise those stock options using a net cashless exercise feature as permitted by the Company’s 2002 Stock Incentive Plan.

Commencing in 2006 and subsequent years, the Board of Directors of the Company authorized a reduction in the quarterly grants of non-qualified stock options to non-employee directors from 10,000 shares to 8,000 shares and reduced the initial one-time grant of non-qualified stock options to new directors from 72,000 shares to 58,000 shares.

Item 9.01 Financial Statements and Exhibits.

Exhibits

The following are filed as exhibits to this report:

10.1 Form of Agreement for Stock Option Award to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.2 Form of Restricted Stock Award Agreement to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.3 Form of Stock Appreciation Rights Award Agreement to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.4 Form of Stock Appreciation Rights Award Agreement to Non-Employee Directors under the Company's 2002 Stock Incentive Plan, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnitedHealth Group Incorporated

January 31, 2006	By:	David J. Lubben

Name: David J. Lubben
Title: Secretary & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of Agreement for Stock Option Award to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.2	Form of Restricted Stock Award Agreement to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.3	Form of Stock Appreciation Rights Award Agreement to Officers under the Company's 2002 Stock Incentive Plan, as amended
10.4	Form of Stock Appreciation Rights Award Agreement to Non-Employee Directors under the Company's 2002 Stock Incentive Plan, as amended